SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


              Date of Report
              (Date of earliest
              event reported):               July 22, 1999


                              Bandag, Incorporated
             (Exact name of registrant as specified in its charter)


          Iowa                     001-07007                  42-0802143
   --------------------       ---------------------       --------------------
     (State or other             (Commission File             (IRS Employer
     jurisdiction of                 Number)               Identification No.)
      incorporation)


                  2905 North Highway 61, Muscatine, Iowa 52761
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (319) 262-1400
                       ----------------------------------
                         (Registrant's telephone number)



                               Page 1 of 3 pages

Item 5.  Other Events.

(a) Registrant is filing (i) unaudited condensed consolidated statements of earnings for the three and six month periods ended June 30, 1999 and 1998, respectively, (ii) unaudited condensed consolidated statements of cash flows for the six months ended June 30, 1999 and 1998, respectively, and (iii) unaudited condensed consolidated balance sheets as of June 30, 1999 and December 31, 1998, respectively.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      None.

(b)      None.

(c) See Exhibit Index on page 3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

         Date:    July 22, 1999

                                   BANDAG, INCORPORATED


                                   By:  /s/ Warren W. Heidbreder
                                        Warren W. Heidbreder, Vice President,
                                        Chief Financial Officer





                               Page 2 of 3 pages

                                  EXHIBIT INDEX



Exhibit Number                           Exhibit Description
--------------                           -------------------

     99.1 Unaudited condensed consolidated statements of earnings for the three and six month periods ended June 30, 1999 and 1998, respectively, (i) unaudited condensed consolidated statements of cash flows for the six months ended June 30, 1999 and 1998, respectively, and
                         (ii) unaudited condensed consolidated balance sheets as of June 30, 1999 and December 31, 1998, respectively.